Exhibit 10.36

EQUINIX, INC.

December 15, 2006

Peter Van Camp

Dear Peter:

On September 25, 2003, you were granted an option to purchase 350,000 shares of the Company’s Common Stock (the “2003 Option”). You have requested an amendment to the terms of the 2003 Option in order to ensure compliance with Section 409A of the Internal Revenue Code. Accordingly, you and the Company agree that the 2003 Option and the option agreement governing the 2003 Option (the “Option Agreement”) shall be amended as follows:

1. Exercise Price. Under Section 409A of the Internal Revenue Code, the grant of an option at a discount can result in adverse tax consequences for the optionee under Section 409A. The negative tax consequences of Section 409A can be mitigated by exchanging the discount option for an option with an exercise price at the fair market value of the common stock on the original date of grant. Accordingly, you hereby elect to raise the exercise price of the 2003 Option solely with respect to 67,167 of the shares purchasable under the 2003 Option to the fair market value per share on the original grant date, that is to $20.82. This adjustment to the exercise price shall apply to the 67,167 of the shares purchasable under the 2003 Option that vested and became exercisable from March 25, 2006 to September 25, 2006, excluding the first 889 shares that became exercisable on March 25, 2006.

2. Exercisability. With respect to the 91,667 of the shares purchasable under the 2003 Option which become exercisable for the first time in calendar 2005 and which were not exercised in 2005 (the “2005 Shares”) and 20,333 of the shares purchasable under the 2003 Option which become exercisable for the first time in January through March 2006 (including 889 of the shares that became exercisable in March 2006) (the “2006 Shares”), you hereby elect to exercise the 2005 Shares and 2006 Shares in accordance with the schedule set forth on Exhibit A. To the extent you do not exercise the 2003 Option for the 2005 Shares and 2006 Shares in accordance with Exhibit A, the 2003 Option will expire immediately following the last day of the applicable calendar year solely with respect to the identified portion of the 2005 Shares and 2006 Shares.

3. Effective Date. This Agreement will become effective as of the date it is signed by you.

4. Effect of Amendment on the Option Agreement. Except as amended herein, all of the terms of the Option Agreement shall continue in full force and effect.

5. Governing Law. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within the State of California.

You may indicate your agreement with these terms and effect this election by signing and dating the enclosed duplicate original of this letter agreement and returning it to the Company.

Very truly yours,

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Title:	Chief Financial Officer

Accepted and Agreed To:

/s/ Peter Van Camp
Signature of Peter Van Camp

Dated:	December 15, 2006

EXHIBIT A

409A Election Form

Optionee: Peter Van Camp

Option covered by the election:

112,000 shares purchasable under an option to purchase 350,000 shares of the Company’s Common Stock granted on September 25, 2003 (the “2003 Option”)

The 2005 Shares and 2006 Shares identified below shall only be exercisable (to the extent otherwise vested and exercisable pursuant to the terms of the Option Agreement) during the calendar years specified below:

91,667 of the 2005 Shares during calendar year 2007

20,333 of the 2006 Shares during calendar year 2007

I acknowledge and agree that my 2003 Option is being amended so that the 2005 Shares and 2006 Shares will only be exercisable at the times set forth in this Election and the attached letter agreement:

/s/ Peter Van Camp
Signature of Peter Van Camp
Dated:	December 15, 2006

EQUINIX, INC.

Mr. Peter Van Camp	December 13, 2006

Re:	Actual Option Grant Date: April 9, 2001
Exercise Price on Actual Option Grant Date: $29.44
Valid Grant Date for Income Tax Purposes (the “Valid Grant Date”): April 11, 2001
Fair market value on Valid Grant Date: $43.20
Number of Shares Granted: 16,713
Number of Shares Subject to 409A: 3,126

Dear PVC:

On the Actual Option Grant Date set forth above, you were granted an option to purchase the number of shares of Equinix, Inc. (the “Company”) Common Stock set forth above (the “Option”). We are proposing an amendment to the terms of the Option in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986 (the “Code”).

New tax legislation has been enacted that triggers adverse tax consequences for holders of options that have an exercise price per share that is less than the fair market value per share of the underlying stock on the option’s Valid Grant Date. Specifically, Section 409A of the Code and the Treasury Regulations promulgated under such section provide that an option with an exercise price per share that is less than the fair market value per share of the underlying stock on the Valid Grant Date is a “discounted option” that will be subject to adverse tax consequences, including income tax, an additional tax of 20% and interest plus penalties.

For a limited period of time, the Internal Revenue Service will allow discounted options to be remedied in a manner to avoid the adverse tax consequences under Code Section 409A. One such remedy is to increase the per share exercise price of a discounted option, such that the per share exercise price is equal to the fair market value per share of the underlying stock on the Valid Grant Date of the discounted option. For you, this means that the exercise price per share of the Option must be increased to the fair market value per share of the Company’s Common Stock on the Valid Grant Date of the Option (set forth above). By signing below, the exercise price of the number of shares of the Option subject to 409A will be increased. If you exercised any portion of the number of shares of the Option subject to 409A, the exercise price of the Option will be adjusted solely with respect to the unexercised portion of the number of shares of the Option subject to 409A.

Please also be advised that the entire 16,713 shares subject to the Option, although originally deemed to be Incentive stock options, will be reclassified as Non-qualified Stock Options.

This letter is not intended to provide you with any tax advice and does not intend to provide a comprehensive explanation of all of the ways to comply with Code Section 409A to avoid the adverse tax consequences with respect to discounted options. The Company encourages you to consult your own tax adviser to discuss the tax implications of your Option before deciding whether to sign this letter.

This Agreement will become effective as of the date it is signed by you. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within the State of California.

By signing below, you agree that the exercise price per share of the Option will be increased so that it is equal to the fair market value per share of the Company’s Common Stock on the Valid Grant Date, as indicated above. The remaining terms of the Option remain in full force and effect. Please sign and return this letter to Darrin Short of the Stock Services Department, no later than December 15, 2006. If you do not sign this letter, your Option will remain unchanged and you will be subject to the adverse tax consequences of Code Section 409A.

Very truly yours,

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Title:	Chief Financial Officer

Accepted and Agreed To:

/s/ Peter Van Camp
Signature of [Optionee]

Dated:	December 19, 2006

EQUINIX, INC.

Ms. Marjorie Backaus	December 13, 2006

Re:	Actual Option Grant Date: January 9, 2001
Exercise Price on Actual Option Grant Date: $119.00
Valid Grant Date for Income Tax Purposes (the “Valid Grant Date”): January 10, 2001
Fair market value on Valid Grant Date: $122.00
Number of Shares Granted: 3,907
Number of Shares Subject to 409A: 82

Dear Margie:

On the Actual Option Grant Date set forth above, you were granted an option to purchase the number of shares of Equinix, Inc. (the “Company”) Common Stock set forth above (the “Option”). We are proposing an amendment to the terms of the Option in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986 (the “Code”).

New tax legislation has been enacted that triggers adverse tax consequences for holders of options that have an exercise price per share that is less than the fair market value per share of the underlying stock on the option’s Valid Grant Date. Specifically, Section 409A of the Code and the Treasury Regulations promulgated under such section provide that an option with an exercise price per share that is less than the fair market value per share of the underlying stock on the Valid Grant Date is a “discounted option” that will be subject to adverse tax consequences, including income tax, an additional tax of 20% and interest plus penalties.

For a limited period of time, the Internal Revenue Service will allow discounted options to be remedied in a manner to avoid the adverse tax consequences under Code Section 409A. One such remedy is to increase the per share exercise price of a discounted option, such that the per share exercise price is equal to the fair market value per share of the underlying stock on the Valid Grant Date of the discounted option. For you, this means that the exercise price per share of the Option must be increased to the fair market value per share of the Company’s Common Stock on the Valid Grant Date of the Option (set forth above). By signing below, the exercise price of the number of shares of the Option subject to 409A will be increased. If you exercised any portion of the number of shares of the Option subject to 409A, the exercise price of the Option will be adjusted solely with respect to the unexercised portion of the number of shares of the Option subject to 409A.

This letter is not intended to provide you with any tax advice and does not intend to provide a comprehensive explanation of all of the ways to comply with Code Section 409A to avoid the adverse tax consequences with respect to discounted options. The Company encourages you to consult your own tax adviser to discuss the tax implications of your Option before deciding whether to sign this letter.

This Agreement will become effective as of the date it is signed by you. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within the State of California.

By signing below, you agree that the exercise price per share of the Option will be increased so that it is equal to the fair market value per share of the Company’s Common Stock on the Valid Grant Date, as indicated above. The remaining terms of the Option remain in full force and effect. Please sign and return this letter to Darrin Short of the Stock Services Department, no later than December 15, 2006. If you do not sign this letter, your Option will remain unchanged and you will be subject to the adverse tax consequences of Code Section 409A.

Very truly yours,

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Title:	Chief Financial Officer

Accepted and Agreed To:

/s/ Margie Backaus
Signature of [Optionee]

Dated:	December 26, 2006

EQUINIX, INC.

Mr. Peter T. Ferris	December 13, 2006

Re:	Actual Option Grant Date: January 9, 2001
Exercise Price on Actual Option Grant Date: $119.00
Valid Grant Date for Income Tax Purposes (the “Valid Grant Date”): January 10, 2001
Fair market value on Valid Grant Date: $122.00
Number of Shares Granted: 3,907
Number of Shares Subject to 409A: 82

Dear Pete:

On the Actual Option Grant Date set forth above, you were granted an option to purchase the number of shares of Equinix, Inc. (the “Company”) Common Stock set forth above (the “Option”). We are proposing an amendment to the terms of the Option in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986 (the “Code”).

New tax legislation has been enacted that triggers adverse tax consequences for holders of options that have an exercise price per share that is less than the fair market value per share of the underlying stock on the option’s Valid Grant Date. Specifically, Section 409A of the Code and the Treasury Regulations promulgated under such section provide that an option with an exercise price per share that is less than the fair market value per share of the underlying stock on the Valid Grant Date is a “discounted option” that will be subject to adverse tax consequences, including income tax, an additional tax of 20% and interest plus penalties.

For a limited period of time, the Internal Revenue Service will allow discounted options to be remedied in a manner to avoid the adverse tax consequences under Code Section 409A. One such remedy is to increase the per share exercise price of a discounted option, such that the per share exercise price is equal to the fair market value per share of the underlying stock on the Valid Grant Date of the discounted option. For you, this means that the exercise price per share of the Option must be increased to the fair market value per share of the Company’s Common Stock on the Valid Grant Date of the Option (set forth above). By signing below, the exercise price of the number of shares of the Option subject to 409A will be increased. If you exercised any portion of the number of shares of the Option subject to 409A, the exercise price of the Option will be adjusted solely with respect to the unexercised portion of the number of shares of the Option subject to 409A.

This letter is not intended to provide you with any tax advice and does not intend to provide a comprehensive explanation of all of the ways to comply with Code Section 409A to avoid the adverse tax consequences with respect to discounted options. The Company encourages you to consult your own tax adviser to discuss the tax implications of your Option before deciding whether to sign this letter.

This Agreement will become effective as of the date it is signed by you. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within the State of California.

By signing below, you agree that the exercise price per share of the Option will be increased so that it is equal to the fair market value per share of the Company’s Common Stock on the Valid Grant Date, as indicated above. The remaining terms of the Option remain in full force and effect. Please sign and return this letter to Darrin Short of the Stock Services Department, no later than December 15, 2006. If you do not sign this letter, your Option will remain unchanged and you will be subject to the adverse tax consequences of Code Section 409A.

Very truly yours,

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Title:	Chief Financial Officer

Accepted and Agreed To:

/s/ Peter Ferris
Signature of [Optionee]

Dated:	December 20, 2006

EQUINIX, INC.

Ms. Renee Lanam	December 13, 2006

Re:	Actual Option Grant Date: January 9, 2001
Exercise Price on Actual Option Grant Date: $119.00
Valid Grant Date for Income Tax Purposes (the “Valid Grant Date”): January 10, 2001
Fair market value on Valid Grant Date: $122.00
Number of Shares Granted: 3,907
Number of Shares Subject to 409A: 82

Dear Renee:

On the Actual Option Grant Date set forth above, you were granted an option to purchase the number of shares of Equinix, Inc. (the “Company”) Common Stock set forth above (the “Option”). We are proposing an amendment to the terms of the Option in order to ensure compliance with Section 409A of the Internal Revenue Code of 1986 (the “Code”).

New tax legislation has been enacted that triggers adverse tax consequences for holders of options that have an exercise price per share that is less than the fair market value per share of the underlying stock on the option’s Valid Grant Date. Specifically, Section 409A of the Code and the Treasury Regulations promulgated under such section provide that an option with an exercise price per share that is less than the fair market value per share of the underlying stock on the Valid Grant Date is a “discounted option” that will be subject to adverse tax consequences, including income tax, an additional tax of 20% and interest plus penalties.

For a limited period of time, the Internal Revenue Service will allow discounted options to be remedied in a manner to avoid the adverse tax consequences under Code Section 409A. One such remedy is to increase the per share exercise price of a discounted option, such that the per share exercise price is equal to the fair market value per share of the underlying stock on the Valid Grant Date of the discounted option. For you, this means that the exercise price per share of the Option must be increased to the fair market value per share of the Company’s Common Stock on the Valid Grant Date of the Option (set forth above). By signing below, the exercise price of the number of shares of the Option subject to 409A will be increased. If you exercised any portion of the number of shares of the Option subject to 409A, the exercise price of the Option will be adjusted solely with respect to the unexercised portion of the number of shares of the Option subject to 409A.

This letter is not intended to provide you with any tax advice and does not intend to provide a comprehensive explanation of all of the ways to comply with Code Section 409A to avoid the adverse tax consequences with respect to discounted options. The Company encourages you to consult your own tax adviser to discuss the tax implications of your Option before deciding whether to sign this letter.

This Agreement will become effective as of the date it is signed by you. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and to be performed entirely within the State of California.

By signing below, you agree that the exercise price per share of the Option will be increased so that it is equal to the fair market value per share of the Company’s Common Stock on the Valid Grant Date, as indicated above. The remaining terms of the Option remain in full force and effect. Please sign and return this letter to Darrin Short of the Stock Services Department, no later than December 15, 2006. If you do not sign this letter, your Option will remain unchanged and you will be subject to the adverse tax consequences of Code Section 409A.

Very truly yours,

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Title:	Chief Financial Officer

Accepted and Agreed To:

/s/ Renee Lanam
Signature of [Optionee]

Dated:	December 19, 2006